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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  January 20, 2004


                             EVERGREENBANCORP, INC.
             (Exact name of registrant as specified in its charter)


        Washington                  000-32915              91-2097262
  --------------------------   ---------------------  ---------------------
(State or other jurisdiction   (Commission File No.)     (I.R.S. Employer
  of incorporation)                                     Identification No.)


              301 Eastlake Avenue East, Seattle, Washington 98109 (Address of Principal Executive Offices) (Zip Code)

                                  206/628-4250
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

On January 20, 2004, EvergreenBancorp, Inc. issued a press release announcing a cash dividend payable on February 12, 2004 to shareholders of record on January 30, 2004. The entire text of that press release is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.



     (c)  The following exhibit is filed as part of this Form 8-K.

          Exhibit No.            Description
          -----------         ------------------------------------------
          99.1                   Press release, dated January 20, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EVERGREENBANCORP, INC.

Dated:  January 21, 2004

                                        By: /s/ William G. Filer II
                                        ---------------------------------
                                            William G. Filer II
                                            Senior Vice President &
                                            Chief Financial Officer


                                 EXHIBIT INDEX


Exhibit No.                   Exhibit
-----------                   ------------------------------------------
99.1                          Press Release, dated January 20, 2004


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